UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

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Starboard Investment Trust

___________________________

(Name of the Registrant as Specified In Its Charter)

___________________________

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Alpha Risk Hedged Dividend Equity Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

______________________________

NOTICE OF MEETING
______________________________

November 29, 2016

The Starboard Investment Trust, on behalf of the Alpha Risk Hedged Dividend Equity Fund (formerly, the Cavalier Hedged Equity Fund), a series of the Trust, will hold a Special Meeting of Shareholders of the Fund on December 23 at 3:00 p.m. Eastern Time. The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 for the following purposes:
1.
To approve an Investment Advisory Agreement for the Alpha Risk Hedged Dividend Equity Fund with ARS Investment Management, LLC ("ARS"), the Fund's proposed investment advisor, including a proposed increase in the management fee for the Fund; and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on November 22, 2016 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
Starboard Investment Trust

/s/ Matthew J. Beck

Matthew J. Beck
Secretary

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by the internet or by telephone. See "Voting Procedures" in the Proxy Statement for additional information.

Alpha Risk Hedged Dividend Equity Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

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PROXY STATEMENT
______________________________

November 29, 2016

The Starboard Investment Trust, a Delaware statutory trust, on behalf of the Alpha Risk Hedged Dividend Equity Fund (formerly, the Cavalier Hedged Equity Fund), a series of the Trust, will hold a Special Meeting of Shareholders on December 23 at 3:00 p.m. Eastern Time for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Trust's principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Trust's telephone number is (252) 972-9922.
Shareholders of record of the Fund at the close of business on November 22, 2016 (the "Record Date") are entitled to vote at the Special Meeting. This proxy statement is provided in connection with the solicitation of proxies by the Trust's Board of Trustees and is first being sent to shareholders on or about the date noted above. Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments). Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving a proposed Investment Advisory Agreement for the Alpha Risk Hedged Dividend Equity Fund and an increase in the management fee for the Fund, as summarized below in the Proposal. Unsigned proxies will not be counted as present at the meeting.
A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience. Proxies submitted by mail should be sent via the return envelope. Proxies may also be submitted by phone to 1-800-690-6903 or online at www.proxyvote.com.
This proxy statement is being furnished by the Fund to its shareholders in connection with its upcoming Special Meeting. The Board of Trustees is soliciting the proxies of the Fund's shareholders as of the Record Date with respect to each proposal indicated in the table below.
Fund	Proposals
Alpha Risk Hedged Dividend Equity Fund	To approve an Investment Advisory Agreement for the Alpha Risk Hedged Dividend Equity Fund with ARS Investment Management, LLC ("ARS"), the Fund's proposed investment adviser.
To approve an increase in the management fee for the Alpha Risk Hedged Dividend Equity Fund under the proposed Investment Advisory Agreement.

Alpha Risk Hedged Dividend Equity Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

______________________________

OTHER INFORMATION
______________________________

November 29, 2016

Voting Securities
The Alpha Risk Hedged Dividend Equity Fund (formerly, the Cavalier Hedged Equity Fund) is a series of an open-end registered investment company that has the authority to issue an unlimited number of shares. As of November 22, 2016, the Record Date, there were 428,843.50 shares of the Alpha Risk Hedged Dividend Equity Fund outstanding and entitled to vote at the Special Meeting.  Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.
Principal Holders of Voting Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund's Trustees and officers did not own shares of the Fund.
Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	293,859.5860 Shares	87.52%*
Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	123,020.0720 Shares	84.17%*
LPL Financial 4707 Executive Drive San Diego, CA 92121	11,963.8420 Shares	8.19%
*The Fund believes that such entity does not have a beneficial ownership in such shares.
Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the Investment Company Act of 1940. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Voting Procedures
Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by phone to 1-800-690-6903 or the internet at www.proxyvote.com.
The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a "quorum") must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposals are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be for a period exceeding 120 days after the Record Date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.
The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.  By voting for the Proposal, a shareholder is giving the person named as proxy the disrection to vote in favor of any required adjournment of the Meeting to obtain a quorum.
A quorum being present, a vote of the holders of (i) at least 67% of the shares entitled to vote at the Special Meeting with respect to the Fund or (ii) more than 50% of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) Investment Company Act of 1940, is required for approval of the proposals.
If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the proposals and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the proposals and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.
The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.
Shareholder Proposals
The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.
A shareholder proposal intended to be presented at any future meetings of the Fund's shareholders should be sent to Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Fund does not hold annual meetings of shareholders.
Revocation of Proxy
A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, facsimile, or electronic mail. In addition, a shareholder may revoke a proxy by delivering a written notice to Kellie Masters of Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365; (ii) phone at 1-800-690-6903; or (iii) online at www.proxyvote.com.

Proxy Solicitation; Expenses
The Fund's Board of Trustees is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and ARS without additional compensation or, if necessary, a commercial firm retained for this purpose. ARS will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this proxy statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. ARS estimates that they will spend approximately $4,000 in total costs for soliciting shareholder proxies by engaging Broadridge to provide proxy solicitation services on behalf of the Trust
The Fund's Investment Adviser, Principal Underwriter, and Administrator
The current investment adviser for the Fund is ARS Investment Management, LLC, with an address at 629 Highland Avenue, Suite 200, Needham, MA  02494. The Fund's principal underwriter is Capital Investment Group, Inc. with an address at 100 E. Six Forks Road, Suite 200, Raleigh North Carolina 27609. The Fund's administrator is The Nottingham Company with an address at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Semi-Annual Report
The Fund's Semi-Annual Report for the fiscal period ended November 30, 2016, including audited financial statements, will be mailed to shareholders of record on or about January 29, 2017. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Fund by writing Kellie Masters at Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Fund toll-free at 1-800-773-3863.
Other Business
Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this proxy statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.
Please complete the enclosed proxy and return it promptly. You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.
November 29, 2016

By Order of the Board of Trustees

/s/ James Speed

James Speed
Chairman

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on December 23, 2016: The proxy statement is available at www.proxyvote.com.

Alpha Risk Hedged Dividend Equity Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (919) 882-9281

______________________________

PROPOSAL
______________________________

November 29, 2016

Proposal to Approve an Investment Advisory
Agreement between the Fund and ARS

The Board of Trustees is proposing the approval of an Investment Advisory Agreement between the Alpha Risk Hedged Dividend Equity Fund (formerly, the Cavalier Hedged Equity Fund) (the "Fund") and ARS Investment Management, LLC ("ARS").  The Alpha Risk Hedged Dividend Equity Fund commenced operations on October 2, 2009.
The Current Interim Investment Advisory Agreement
The current interim Investment Advisory Agreement ("Interim Agreement") between the Alpha Risk Hedged Dividend Equity Fund and ARS was approved by the Board of Trustees at a special meeting held on July 21, 2016.  Prior to the approval of the Interim Agreement, Cavalier Investments, Inc. ("Cavalier Investments") served as the advisor to the Fund pursuant to an investment advisory agreement approved by the Board on August 20, 2015 (the "Previous Agreement"), which was subsequently approved by the Fund's shareholders.
Cavalier Investments, the Fund's prior investment advisor, informed the Board that it could no longer provide services to the Fund profitably.  Cavalier Investments determined that it would resign as investment adviser pending the appointment of a replacement advisor by the Board of Trustees or the liquidation of the Fund.  The Board of Trustees considered various options for the Fund, including its liquidation.  After its consideration, the Board determined it was in the best interests of the Fund and its shareholders to consider another investment advisor to provide services to the Fund.  The Board of Trustees directed The Nottingham Company, the Fund's administrator to identify potential replacement advisors for the Fund.
On July 21, 2016, the Board considered and approved ARS, as an interim investment advisor to the Fund and approved ARS as the investment advisor to the Fund, subject to shareholder approval.  As more fully discussed below, at the time of the consideration of the Interim Agreement and a new Investment Advisory Agreement, ARS proposed increases in the management fee for the Fund in order for ARS to provide services to the Fund.  ARS noted that, if the management fee was not increased, its relationship to the Fund would not be profitable and it would not be able to effectively provide for an appropriate level of management services unless the management fees were increased. In the event that the proposal to increase the management fee is not approved with respect to the Fund, the Board of Trustees will consider alternatives for the Fund, including the potential liquidation of the Fund.
Thus, ARS recommended that the management fee for the Alpha Risk Hedged Dividend Equity Fund be raised from 0.45% to 1.10% of the Fund's average daily net assets.  Besides the increase in the management fee, no other changes to the Investment Advisory Agreement are being proposed.
Under the terms of the Interim Agreement, ARS is entitled to a monthly fee from the Fund equal to 0.45% of the current annualized rate of the Fund's average daily net assets.  The proposed management fee would be 1.10%.
Other than the terms of the Interim Agreement regarding Rule 15a-4 (as noted below) and the proposed management fee increase for the Fund, the terms of the Interim Agreement with ARS remain unchanged from the terms of the prior investment advisory agreement with Cavalier Investments.  For this compensation, ARS provides the Fund with a program of continuous supervision of its assets. Under the terms of the Interim Agreement and in accordance with Rule 15a-4 under the Investment Company of 1940: (i) the advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to ARS pending approval by shareholders of the Fund of a permanent investment advisory agreement for the Fund; (ii) the term of the Interim Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Agreement may be terminated by the Board on 10 days' written notice to ARS.  If shareholders of the Fund do not approve a new investment advisory agreement within 150 days from the date of the Interim Agreement, ARS will be paid the lesser of the costs incurred in performing services under the Interim Agreement or the total amount in the escrow account, including interest earned.  As of October 31, 2016, no investment advisory fees are held in escrow for the Fund due to an expense waiver agreement between ARS and the Fund, and no advisory fee payments have been paid since the closing of the Transaction.  During the prior fiscal year, ARS received no advisory fees from the Fund.  During the prior fiscal year, Cavalier Investments, the prior advisor received $1,842,133 in advisory fees from the Fund.

The Proposed Investment Advisory Agreement
The Board is proposing that shareholders approve ARS to continue providing services to the Alpha Risk Hedged Dividend Equity Fund. When evaluating the reasonableness of the proposed Investment Advisory Agreement, the Board of Trustees considered multiple factors related to the reasonableness of the Investment Advisory Agreement, as further described below, including the nature of the services provided by ARS, as well as the costs of such services and the profits to be realized by ARS in providing such services. If the Investment Advisory Agreement is approved, ARS will pursue the investment strategies of the Fund by employing the methodologies described in the Fund's Prospectus.
If approved by shareholders, the Investment Advisory Agreement will take effect as soon as practicable following approval. The tables below show the shareholder fees and pro forma annual operating expenses for the Alpha Risk Hedged Dividend Equity Fund under both the current interim Investment Advisory Agreement and the proposed Investment Advisory Agreement.

Shareholder Fees
(fees paid directly from your investment)

Alpha Risk Hedged Dividend Equity Fund	Original & Interim Agreement		Proposed Agreement
	Institutional	Advisor	Institutional	Advisor
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None	1.00%
Redemption Fee (as a % of amount redeemed)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Alpha Risk Hedged Dividend Equity Fund	Original & Interim Agreement		Proposed Agreement
	Institutional	Advisor	Institutional	Advisor
Management Fees	0.45%	0.45%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	None	1.00%	None	1.00%
Other Expenses	2.17%	2.17%	2.17%	2.17%
Acquired Fund Fees and Expenses	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	3.30%	4.30%	3.95%	4.95%
Fee Waiver and/or Expense Limitation[1]	(0.63%)	(0.63%)	(1.62%)	(1.62%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	2.67%	3.67%	2.33%	3.33%
1.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, acquired fund fees and expenses and payments under the Rule 12b-1 distribution plan) to not more than 1.99% of the average daily net assets of the Fund.  Upon approval of the Investment Advisor Agreement and the increase to the investment advisory fee under consideration in this proposal, the Advisor and the Trust intend to enter into a new Expense Limitation Agreement with materially identical terms, except that the Fund's annual operating expenses will be limited to 1.65%.  The Expense Limitation Agreement may not be terminated for one year except by vote of the Independent Trustees.  The Advisor may recoup expenses waived for three years after the date in which such expenses were incurred.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. The example assumes that the Expense Limitation Agreement will remain in effect for only the contractual period of one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Alpha Risk Hedged Dividend Equity Fund	Original & Interim Agreement		Proposed Agreement
	Institutional	Advisor	Institutional	Advisor
1 Year	$270	$469	$236	$436
3 Years	$957	$1,247	$1,056	$1,343
5 Years	$1,667	$ 2,137	$1,893	$2,351
10 Years	$3,552	$4,417	$4,063	$4,875

You would pay the following expenses if you did not redeem your shares:
Alpha Risk Hedged Dividend Equity Fund	Current Agreement		Proposed Agreement
	Institutional	Advisor	Institutional	Advisor
1 Year	$270	$369	$236	$336
3 Years	$957	$1,247	$1,056	$1,343
5 Years	$1,667	$ 2,137	$1,893	$2,351
10 Years	$3,552	$4,417	$4,063	$4,875

Other Material Terms of the Proposed Investment Advisory Agreement
The proposed Investment Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement is terminable without penalty by the Trust upon 60 calendar days' written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days' written notice by ARS. The agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.
Like the Previous Agreement, the proposed Investment Advisory Agreement if approved by shareholders as proposed will continue to provide that ARS is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of ARS in the performance of its duties, or from its reckless disregard of its duties and obligations under the agreement.
The proposed Investment Advisory Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the proposed agreement. The description of the agreement in this Proxy Statement is only a summary. If the proposed Investment Advisory Agreement with ARS is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

About ARS
ARS is an investment advisory firm registered with the Securities and Exchange Commission. They provide portfolio management to the Fund.
ARS is a limited liability company formed under the laws of the Commonwealth of Massachusetts. ARS is owned by Timothy Dolan, its managing member. The names, addresses, titles, and principal occupations of the officers of ARS are set forth below:
Name and Address	Title	Principal Occupation
Timothy Dolan 629 Highland Avenue Suite 200 Needham, MA 02494	Chief Compliance Officer and Managing Member	Managing Member, ARS
Warren Mulhern 629 Highland Avenue Suite 200 Needham, MA 02494	Chief Investment Officer	Chief Investment Officer, ARS
Alexander Nary 629 Highland Avenue Suite 200 Needham, MA 02494	Chief Operating Officer	Chief Operating Officer, ARS

No Trustee of the Fund has any interest in ARS or its affiliates.
Evaluation by the Board of Trustees
At a meeting of the Board of Trustees on July 21, 2016, the Board of Trustees, including the Independent Trustees (each of whom is not an "interested person," as defined under the Investment Company Act of 1940) considered whether to approve the proposed Investment Advisory Agreement for the Alpha Risk Hedged Dividend Equity Fund. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services to be provided by ARS; (2) the investment performance of the Fund and ARS; (3) the costs of the services to be provided and profits to be realized by ARS and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (5) ARS' practices regarding brokerage and portfolio transactions; and (6) ARS' practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including, but not limited to: the current Interim Agreement and the proposed Investment Advisory Agreement; a memorandum from ARS to the Trustees explaining the rationale for the Investment Advisory Agreement; and a memorandum from the Fund's legal counsel explaining the duties of the Trustees in reviewing the Proposed Investment Advisory Agreement. The memorandum from ARS to the Trustees contained information about the advisory firm and its business, finances, personnel, services to the Fund, investment advice, fees, and compliance program.  The Trustees' review of ARS' compliance program included a review of ARS' written compliance policies and procedures adopted pursuant to Rule 206(4)-7 of the Investment Advisers Act of 1940.  The memorandum also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.
The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the proposed Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Proposed Investment Advisory Agreement for the Fund.
(1)
The nature, extent, and quality of the services provided by ARS. In considering the nature, extent, and quality of the services provided by ARS, the Trustees considered the responsibilities of ARS under the Investment Advisory Agreement, as well as the nature, extent, and quality of the services provided by ARS to the Fund under the proposed Investment Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by ARS to the Fund, including, without limitation, the anticipated quality of its investment advisory services.  The Board noted the backgrounds of the investment personnel of ARS who would be responsible for the day-to-day management of the Fund. The Board considered the support and assistance provided by the management and corporate parent of ARS and the parent's experience as a registered investment advisory and wealth management firm. The Board also considered ARS's efforts to promote the Fund, grow the assets of the Fund, and otherwise assist in the distribution of the Fund's shares.  The information reviewed by the Board included the services to be provided by ARS (including the relevant personnel responsible for these services and their experience); the advisory fee for the Fund as compared to fees charged to comparable funds; and, the advisory fee for the Fund as compared to the advisory fee charged to the Fund under the Previous Agreement.

The Board considered ARS as the current advisor to the Fund no longer desired to provide advisory services to the Fund as it was unable to operate the Fund at a sustainable profit level.  The Board considered options for the Fund, including liquidation.  ARS, which the Board had previously considered and approved as a sub-advisor to another series of the Trust, offered to put forth a proposal to provide advisory services to the Fund.  After reviewing the proposal, the Board determined it was in the best interest of the Fund to submit ARS as adviser to shareholders rather than to liquidate the Fund.  It was noted that if shareholders did not approve ARS as advisor, the Board would liquidate the Fund.

It was noted that ARS had requested a higher advisory fee in order to operate the Fund profitably.  Given the operating costs of the Fund, the Advisor stated that the Fund could no longer operate at its current advisory fee rate and would likely have to liquidate if an advisory fee increase was not approved.  It was also noted that such increase would not go into effect until approved by shareholders.  It was further noted that the effect of the advisory fee increase would be mitigated by the expense limitation agreement between the Advisor and the Trust.
After reviewing the foregoing information and further information in the memorandum from ARS (e.g., descriptions of ARS's business, ARS's compliance programs, and ARS's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by ARS would be satisfactory and adequate for the Fund.
(2)
The investment performance of the Fund and Advisor. In considering the investment performance of the Fund and Advisor, the Trustees noted that the Fund's prior performance was attributable to the Fund's prior investment advisor. Thus, the ability of the Trustees to consider the investment performance of the Fund with respect to ARS was limited. In that regard, the Trustees noted that ARS only recently had registered with the SEC as an investment advisor.

Given these circumstances, the Trustees reviewed the performance of the Fund, as ARS would seek to continue the methodologies previously utilized in managing the Fund. The Trustees also considered the industry experience of ARS's personnel and the performance of accounts managed by ARS with similar investment strategies as the Fund.  The Board reviewed the performance of ARS' primary strategy against its benchmark and noted the strategy outperformed the benchmark. It was noted that the Fund's performance exceeded its peer group average over the three year period and underperformed its peer group average over the one year period.  It was also noted that the Fund underperformed some comparable funds and outperformed others, which were selected based on Lipper categories.  Thus, after considering the Fund's investment performance since inception, that the experience of ARS's personnel and other factors, the Board concluded that the investment performance of the Fund and ARS was satisfactory.
(3)
The costs of the services to be provided and profits to be realized by ARS and its affiliates from the relationship with the Fund. In considering the costs of the services to be provided and profits to be realized by ARS and its affiliates from the relationship with the Fund, including any indirect benefits derived by ARS from the relationship with the Fund, the Trustees first noted that management fees for the Fund under the Agreement would be increased.

In considering the profitability of ARS in providing the services contemplated under the Investment Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by ARS. In particular, the Trustees noted that, as presented at the Board Meeting, ARS would be responsible for pursuing the Fund's investment strategies by using the methodologies described in the Fund's prospectus.

The Trustees reviewed and discussed the financial stability and profitability of ARS. The Trustees considered that ARS had only recently commenced operations.  The Board considered that ARS provided historic and pro forma financial statements and other information bearing on financial viability, potential profitability, and other financial considerations.  The Board also considered whether ARS would be well capitalized going forward based on the commitments of its owners.  The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale under current circumstances. The Board also considered any indirect benefits expected to be realized by ARS and its affiliates from its relationship with the Fund.
The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategies, and their style of investment management, among other factors. It was noted that the proposed management fee would be similar to those of the comparable funds and the expense ratio under the proposed Investment Advisory Agreement would be comparable to those of the comparable funds. The Trustees pointed out that the Fund was smaller than the industry average and most of the comparable funds that had been identified.
Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to ARS by the Fund were fair and reasonable in relation to the nature and quality of the services provided by ARS and that they reflected charges that were within a range of what could have been negotiated at arm's length.
(4)
The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the Fund's fee arrangement with ARS in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that, given the Fund's asset levels, economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that ARS was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement.  The Trustees noted the one-year term of the Expense Limitation Agreement but also noted that ARS intended to renew the Expense Limitation Agreement in the future. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.
Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by ARS.
(5)
ARS's practices regarding brokerage and portfolio transactions. In considering ARS's practices regarding brokerage and portfolio transactions, the Trustees considered ARS's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with ARS; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that ARS's practices regarding brokerage and portfolio transactions were satisfactory.

(6)
ARS's practices regarding conflicts of interest. In considering ARS's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the substance and administration of ARS's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that ARS's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from ARS as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the proposed Investment Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.
Conclusion
The Board of Trustees believes approval of the proposed Investment Advisory Agreement will benefit the Fund and its shareholders. The Board of Trustees recommends voting FOR this proposal. In the event that the proposal is not approved by the Fund's shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to the Fund.

ATTACHMENT A

PROPOSED INVESTMENT ADVISORY AGREEMENT

between

STARBOARD INVESTMENT TRUST

and

ARS INVESTMENT MANAGEMENT, LLC

INDEX

1.	APPOINTMENT OF THE ADVISOR	Pg 3
2.	OBLIGATIONS OF THE ADVISOR	Pg 4
3.	COMPENSATION	Pg 6
4.	STATUS OF ADVISOR	Pg 6
5.	RETENTION OF SUB-ADVISOR	Pg 7
6.	LIMITATION OF LIABILITY AND INDEMNIFICATION	Pg 7
7.	LIABILITY OF SHAREHOLDERS	Pg 8
8.	REPRESENTATIONS AND WARRANTIES	Pg 8
9.	NOTICE OF CHANGE IN CONTROL	Pg 8
10.	DURATION AND TERMINATION	Pg 8
11.	AMENDMENT OF AGREEMENT	Pg 9
12.	STRUCTURE OF AGREEMENT	Pg 9
13.	MISCELLANEOUS	Pg 10

APPENDIX A		Pg 12

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT ("Agreement") is made and entered into as of this ___ day of _________, _______, by and between STARBOARD INVESTMENT TRUST, a Delaware statutory trust (the "Trust"), and ARS INVESTMENT MANAGEMENT, LLC, a Massachusetts Limited Liability Company (the "Adviser"), located at 629 Highland Avenue, Suite 200, Needham, MA 02494 on behalf of the Alpha Risk Hedged Dividend Equity Fund series (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with the terms contained below, being herein referred to as a "Fund," and collectively as the "Funds.").

WHEREAS, The Trust is registered as an open-end management investment company under the Investment Company act of 1940, as amended (the "Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust offers such shares in the series named on Appendix A hereto; and

WHEREAS, the Adviser is or soon will be registered as an investment advisor under the Investment Advisers Act of 1940, and engages or will soon engage in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth, and the Adviser is willing to furnish such services;

NOW, THEREFORE, the parties hereto agree as follows:

1.	APPOINTMENT OF THE ADVISOR
The Trust appoints the Advisor as investment advisor to the Funds, each a series of the Trust, for the period and on the terms set forth in this Agreement.  The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix A.

2.	OBLIGATIONS OF THE ADVISOR
Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Funds.

(a)	Services. The Advisor agrees to perform the following services for the Funds and Trust:

i.	Manage the investment and reinvestment of the assets of the Funds;

ii.	Continuously review, supervise, and administer the investment program of the Funds;

iii.	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Funds;

iv.	Provide the Funds and Trust with records concerning the Advisor's activities under this Agreement which the Funds and Trust are required to maintain;

v.	Render regular reports to the Trust's trustees and officers concerning the Advisor's discharge of the foregoing responsibilities; and

vi.	Perform such other services as agreed by the Advisor and the Trust from time to time.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Funds' objectives, policies, and limitations as set forth in the prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

(b)
Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)
Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to each Fund and its other clients and that the total commission paid by each Fund will be reasonable in relation to the benefits to each Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(d)
Books and Records.  All books and records prepared and maintained by the Advisor for the Funds and Trust under this Agreement shall be the property of the Funds and Trust and, upon request, the Advisor shall surrender to the Funds and Trust such of the books and records so requested.

(e)
Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 of the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

(f)
Code of Ethics.  The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within forty-five (45) days of the last calendar quarter of each year while this Agreement is in effect, the Advisor will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Advisor has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-l) from violating the code.

3.	COMPENSATION
The Trust will pay, or cause to be paid to, the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets of each Fund, computed at the end of each month and payable within five business days thereafter, according to the schedule attached hereto as Appendix A.

4.	STATUS OF ADVISOR
The services of the Advisor to the Funds and Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Funds and Trust are not impaired thereby; provided, however, that without providing written notice to the Trust's Board of Trustees, the Advisor will not serve as investment advisor to any other registered investment company having a similar investment strategy to that of each Fund.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed an agent of the Funds or Trust.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.	RETENTION OF SUB-ADVISOR
Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Advisor may retain one or more sub-advisors, at the Advisor's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisors shall in no way reduce the responsibilities or obligations of the Advisor under this Agreement and the Advisor shall, subject to Section 6 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-advisor in connection with the performance of the Advisor's duties hereunder.

6.	LIMITATION OF LIABILITY AND INDEMNIFICATION
The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Funds or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

Any liability of the Advisor to the Funds shall not automatically impart liability on the part of the Advisor to any other series of the Trust.  The Funds shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Funds.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.

7.	LIABILITY OF SHAREHOLDERS
Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

8.	REPRESENTATIONS AND WARRANTIES

(a)
Advisor's Representations.  The Advisor represents and warrants to the Trust as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)
Trust's Representations.  The Trust represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; (iii) shares of the Fund are (or will be) registered for offer and sale to the public under the Securities Act of 1933; and (iv) such registrations will be kept in effect during the term of this Agreement.

9.	NOTICE OF CHANGE IN CONTROL
The Advisor is obligated to notify the Trust if there is a change in control of the Advisor at least thirty days prior to the effective date of the change, or as soon as practicable in the event that thirty days' notice is not possible.

10.	DURATION AND TERMINATION
This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided that:

(a)
The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days' written notice of a decision to terminate this Agreement by (i) the Trust's trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b)	This Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940 and the rules thereunder); and

(c)	The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days' written notice to the Funds and Trust.

(d)	The terms of paragraph 5 of this Agreement shall survive the termination of this Agreement.

11.	AMENDMENT OR ASSIGNMENT OF AGREEMENT

(a)
Amendment.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fun's' outstanding voting securities (as defined in the Investment Company Act of 1940).

(b)
Assignment.  The parties agree that assignment of this Agreement constitutes a material breach, and further that this Agreement shall terminate automatically and immediately in the event of its assignment.

12.	STRUCTURE OF AGREEMENT
The Trust is entering into this Agreement solely on behalf of the Funds.  Without limiting the generality of the foregoing: (i) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (ii) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (iii) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Fund.

13.	MISCELLANEOUS

(a)	Headings. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Use of Names.  The Trust acknowledges that all rights to the name "Alpha Risk" belong to the Advisor, and the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

(c)	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

(d)	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

[Signatures on Following Page]

[Signature Page to Investment Advisory Agreement]

REPRESENTATION OF SIGNATORIES.  Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

STARBOARD INVESTMENT TRUST

By:	______________________________________
Name:	Kate M. Honey
Title:	Principal Executive Officer

ARS INVESTMENT MANAGEMENT, LLC

By:	______________________________________
Name:	______________________________________
Title:	______________________________________

INVESTMENT ADVISORY AGREEMENT

Appendix A
COMPENSATION SCHEDULE

For the services delineated in this Agreement, the Advisor shall receive an investment advisory fee equal to an annualized rate of the average daily net assets of each of the Funds as listed below.  The fee shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in the Funds' Prospectus and Statement of Additional Information.

FUND	INVESTMENT ADVISORY FEE
Alpha Risk Hedged Dividend Equity Fund	1.10%

INSTRUCTIONS FOR SIGNING PROXIES
The following general rules for signing proxies may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy properly.

1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy.

2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy.

3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

	Registration		Valid Signature

CORPORATE ACCOUNTS

	(1)	ABC Corp.	ABC Corp. John Doe, Treasurer

	(2)	ABC Corp.	John Doe, Treasurer

	(3)	ABC Corp. c/o John Doe	John Doe, Treasurer

	(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

PARTNERSHIP ACCOUNTS

	(1)	The ABC Partnership	Jane B. Smith, Partner

	(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS

	(1)	ABC Trust	Jane B. Doe, Trustee

	(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS

	(1)	John B. Smith, Cust. f/b/o

		John B. Smith, Jr. UGMA/UTMA	John B. Smith

	(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Starboard Investment Trust

Alpha Risk Hedged Dividend Equity Fund
A series of the Starboard Investment Trust

 Special Meeting of Shareholders on December 23, 2016
Proxy Solicited on Behalf of the Board of Trustees
The undersigned hereby appoints Katherine M. Honey as proxy with full power of substitution to act for and vote on behalf of the undersigned all shares of the Alpha Risk Hedged Dividend Equity Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on December 23, 2016, or at any adjournment thereof, on the proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated November 29, 2016, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
The Board of Trustees recommends voting "FOR" the proposals with respect to the Fund. You may only complete this proxy with respect to the Fund if you were a shareholder of record of the Fund as of November 22, 2016.
Proposal
To approve an Investment Advisory Agreement for the Alpha Risk Hedged Dividend Equity Fund with ARS Investment Management, LLC, the Fund's proposed investment advisor.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
To approve an increase in the management fee for the Alpha Risk Hedged Dividend Equity Fund under the proposed Investment Advisory Agreement.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

THE PROXY IS AUTHORIZED IN HER DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
 [name / shares / account number]
In order to vote your shares, please sign and date this proxy and return it by (i) mail using the envelope provided, (ii) phone at 1-800-690-6903; or (iii) online at www.proxyvote.com. By returning this proxy, you authorize the proxy to vote on the proposals as marked, or, if not marked, your shares will be voted in favor of approving the investment advisory and sub-advisory agreements described.

Signature:	Signature (if shares held jointly):

By: __________________________________________	By: __________________________________________
Print Name: ____________________________________	Print Name: ____________________________________
Date: _________________________________________	Date: _________________________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owner, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.